                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of the Report (Date of earliest event reported):
                               October 14, 2003

                        Commission File Number: 001-9383

                          WESTAMERICA BANCORPORATION
                          --------------------------
              (Exact name of registrant as specified in its chapter)

                                 CALIFORNIA
                                 ----------
                         (State of incorporation)

                                 94-2156203
                                 ----------
                    (I.R.S. Employer Identification Number)

                 1108 Fifth Avenue, San Rafael, California 94901
                 -----------------------------------------------
               (Address of principal executive offices and zip code)

                                  (707) 863-8000
                                  --------------
                   (Registrant's area code and telephone number)

Item 7: Exhibits
----------------

99.1 Press release dated October 14, 2003



Item 12:  Results of Operations and Financial Condition
-------------------------------------------------------

On October 14, 2003 Westamerica Bancorporation announced their quarterly earnings for the third quarter of 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    DENNIS R. HANSEN
------------------------------------
Dennis R. Hansen, SVP and Controller

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-14
                         October 14, 2003

FOR IMMEDIATE RELEASE

October 14, 2003

WESTAMERICA BANCORPORATION REPORTS RECORD QUARTERLY EARNINGS
FOR THIRD QUARTER 2003

San Rafael, CA:    Westamerica Bancorporation (NASDAQ: WABC), parent company of
Westamerica Bank, today reported record net income of $24.1 million for the third quarter of 2003, up from $22.9 million for the third quarter of 2002. Third quarter 2003 diluted earnings per share increased eight percent to $0.72 from $0.67 for the third quarter of 2002. Return on average common equity (ROE) for the third quarter of 2003 was 29.3 percent and return on assets (ROA) was
2.18 percent, compared to 29.6 percent and 2.20 percent, respectively, in the third quarter of 2002.

"The third quarter of 2003 benefited from higher fee income, cost containment, and continuous application of our conservative credit culture," said Chairman, President and CEO David Payne. "Non-performing loans and repossessed loan collateral declined five percent to $8.6 million from $9.1 million at June 30. Annualized net charge-offs to average loans declined to 0.12 percent in the third quarter of 2003, and now stand at 0.15 percent year-to-date at September 30, 2003," added Payne.

Net interest income on a fully taxable equivalent basis was $54.3 million in the third quarter of 2003 compared to $54.3 million in the prior quarter and $54.9 million in the third quarter of 2002. The third quarter of 2003 net interest margin was 5.31 percent, down from 5.43 percent in the prior quarter and 5.71 percent in the third quarter of 2002. Declining interest rates and reduced commercial loan demand have resulted in an operating environment with declining net interest margins.

Noninterest income in the third quarter of 2003 totaled $11.0 million, compared to $11.0 million in the previous quarter and $10.5 million in the third quarter of 2002. In comparison to both the prior quarter and third quarter of 2002, the third quarter of 2003 benefited from higher service charges on deposit accounts and merchant credit card income offset in part by lower mortgage banking fees. Third quarter 2003 noninterest income includes securities gains of $2.2 million reduced by FHLB advance prepayment fees of $2.2 million. FHLB advances totaling $65 million were retired using the proceeds from sale of available for sale securities. The rate paid on the retired FHLB advances approximated 3.9 percent, while the yield on the securities sold also approximated 3.9 percent. Second quarter 2003 noninterest income included $277 thousand of investment securities gains.

Noninterest expense for the third quarter of 2003 was $25.5 million, an increase of $58 thousand from the second quarter of 2003. The increase is due to higher expenses for telephone, professional fees, and occupancy offset in part by lower salaries and benefits, equipment costs, and loan expenses. Compared to the third quarter of 2002, noninterest expense decreased $400 thousand in the third quarter of 2003. The decrease is due to lower salaries and benefits, equipment expense, and amortization of core deposit in tangibles offset in part by higher telephone and loan expenses. The efficiency ratio for the third quarter of 2003 was 39.1 percent, compared to the prior quarter at 39.0 percent and the third quarter of 2002 at 39.7 percent.
Page 6

The provision for loan losses was $750 thousand for the third quarter of 2003, reduced from $900 thousand in both the previous quarter and third quarter of 2002. The reduced provision for loan losses reflects management's assessment of credit risk for the loan portfolio. Net charge-offs totaled $729 thousand or
0.12 percent of average loans (annualized) in the third quarter of 2003, compared to $895 thousand or 0.15 percent of average loans (annualized) in the second quarter of 2003. At September 30, 2003, the allowance for loan losses was $54.2 million, or 2.29 percent of total loans outstanding.

Shareholders equity was $351 million at September 30, 2003, or 7.8 percent of total assets. Net repurchases of the Company's common stock in the third quarter 2003 totaled 214 thousand shares.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates 88 branches throughout 22 Northern and Central California counties. At September 30, 2003, the company had total assets outstanding of $4.5 billion.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
Robert A. Thorson  -  SVP & Treasurer
	707-863-6840

FORWARD-LOOKING INFORMATION:
   The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended June 30, 2003 and Form 10-K for the year ended December 31, 2002, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations.
Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, the combination of the former Kerman State Bank and other mergers and acquisitions.
   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.
                                     ###

WESTAMERICA BANCORPORATION               Public Information October 14, 2003
FINANCIAL HIGHLIGHTS
September 30, 2003

1. Net Income Summary.

                                                                (dollars in thousands except per-share data)
                                                                Q3'03 /              Q3'03 /                        9/30'03YTD/
                                            Q3'03      Q3'02     Q3'02     Q2'03      Q2'03   9/30'03YTD 9/30'02YTD 9/30'02YTD
                                         ---------------------------------------------------------------------------------------
   1. Net Interest Income (FTE)             $54,264    $54,914     -1.2%   $54,324       -0.1%  $162,650   $160,723        1.2%
   2. Loan Loss Provision                       750        900    -16.7%       900      -16.7%     2,550      2,700       -5.6%
   3. Noninterest Income:
   4.   Investment Securities                 2,150          0       n/m       277       n/m       2,443     (4,260)      n/m
           Gains (Impairment)
   5.   FHLB Advance Prepayment              (2,166)         0       n/m         0       n/m      (2,166)         0       n/m
           Fees
   6.   Other                                11,029     10,455      5.5%    10,759        2.5%    32,147     30,598        5.1%
                                         -----------------------        ------------          -----------------------
   7. Total Noninterest Income               11,013     10,455      5.3%    11,036       -0.2%    32,424     26,338       23.1%
                                         -----------------------        ------------          -----------------------
   8. Noninterest Expense                    25,534     25,964     -1.7%    25,476        0.2%    76,546     77,567       -1.3%
   9. Income Tax Provision (FTE)             14,920     15,628     -4.5%    15,313       -2.6%    45,223     42,911        5.4%
                                         -----------------------        ------------          -----------------------
   10.Net Income                            $24,073    $22,877      5.2%   $23,671        1.7%   $70,755    $63,883       10.8%
                                         =======================        ============          =======================

   11.Average Shares Outstanding             32,770     33,621     -2.5%    32,959       -0.6%    32,959     33,751       -2.3%
   12.Diluted Average Shares                 33,273     34,118     -2.5%    33,442       -0.5%    33,442     34,309       -2.5%
         Outstanding
   13.Operating Ratios:
   14.  Basic Earnings Per Share              $0.73      $0.68      8.0%     $0.72        2.3%     $2.15      $1.89       13.4%
   15.  Diluted Earnings Per Share             0.72       0.67      7.9%      0.71        2.2%      2.12       1.86       13.6%
   16.  Return On Assets                       2.18%      2.20%               2.21%                 2.20%      2.14%
   17.  Return On Equity                       29.3%      29.6%               29.3%                 29.4%      28.5%
   18.  Net Interest Margin                    5.31%      5.71%               5.43%                 5.38%      5.79%
   19.  Efficiency Ratio                       39.1%      39.7%               39.0%                 39.2%      41.5%

   20.Dividends Paid Per Share                $0.26      $0.22     18.2%     $0.24        8.3%     $0.74      $0.66       12.1%
   21.Dividend Payout Ratio                      36%        33%                 34%                   35%        35%




2. Net Interest Income.

                                                                       (dollars in thousands)
                                                                Q3'03 /              Q3'03 /                        9/30'03YTD/
                                            Q3'03      Q3'02     Q3'02     Q2'03      Q2'03   9/30'03YTD 9/30'02YTD 9/30'02YTD
                                         ---------------------------------------------------------------------------------------
   1. Interest and Fee Income (FTE)         $60,552    $64,913     -6.7%   $61,733       -1.9%  $184,083   $191,371       -3.8%
   2. Interest Expense                        6,288      9,999    -37.1%     7,409      -15.1%    21,433     30,648      -30.1%
                                         -----------------------        ------------          -----------------------
   3. Net Interest Income (FTE)             $54,264    $54,914     -1.2%   $54,324       -0.1%  $162,650   $160,723        1.2%
                                         =======================        ============          =======================

   4. Average Earning Assets             $4,072,793 $3,828,919      6.4%$4,007,049        1.6%$3,995,287 $3,706,432        7.8%
   5. Average Interest-Bearing            2,806,275  2,673,026      5.0% 2,813,895       -0.3% 2,783,480  2,597,304        7.2%
         Liabilities
   6. Yield on Earning Assets                  5.92%      6.74%               6.17%                 6.05%      6.89%
   7. Cost of Funds                            0.61%      1.03%               0.74%                 0.67%      1.10%
   8. Net Interest Margin                      5.31%      5.71%               5.43%                 5.38%      5.79%
   9. Interest Expense/Interest-               0.89%      1.48%               1.05%                 0.97%      1.58%
         Bearing Liabilities
   10.Net Interest Spread                      5.03%      5.26%               5.12%                 5.08%      5.31%


WESTAMERICA BANCORPORATION               Public Information October 14, 2003
FINANCIAL HIGHLIGHTS
September 30, 2003

3. Loans & Other Earning Assets.

                                                                  (average volume, dollars in thousands)
                                                                Q3'03 /              Q3'03 /                        9/30'03YTD/
                                            Q3'03      Q3'02     Q3'02     Q2'03      Q2'03   9/30'03YTD 9/30'02YTD 9/30'02YTD
                                         ---------------------------------------------------------------------------------------
   1. Total Assets                       $4,373,156 $4,117,310      6.2%$4,304,387        1.6% 4,293,136 $3,987,215        7.7%
   2. Total Earning Assets                4,072,793  3,828,919      6.4% 4,007,049        1.6% 3,995,287  3,706,432        7.8%
   3. Total Loans                         2,331,855  2,492,030     -6.4% 2,375,491       -1.8% 2,377,121  2,470,522       -3.8%
   4.   Commercial Loans                  1,483,562  1,644,250     -9.8% 1,528,879       -3.0% 1,526,615  1,640,532       -6.9%
   5.   Consumer Loans                      848,293    847,780      0.1%   846,612        0.2%   850,506    829,990        2.5%
   6. Total Investment Securities         1,740,938  1,336,889     30.2% 1,631,558        6.7% 1,618,166  1,235,910       30.9%
   7.   Available For Sale                1,150,000    983,903     16.9% 1,084,918        6.0% 1,079,217    969,804       11.3%
           (Market Value)
   8.   Held To Maturity                    590,938    352,986     67.4%   546,640        8.1%   538,949    266,106      102.5%
   9.     HTM Unrealized Gain                 5,866     15,243    -61.5%    11,253      -47.9%     5,866     15,243      -61.5%
           (Loss) at Period-End
   10.Loans/Deposits                           66.6%      74.8%               70.5%                 70.1%      75.9%
   11.Loans/Earning Assets                     57.3%      65.1%               59.3%                 59.5%      66.7%




4. Deposits &  Other Interest-Bearing Liabilities.


                                                                  (average volume, dollars in thousands)
                                                                Q3'03 /              Q3'03 /                        9/30'03YTD/
                                            Q3'03      Q3'02     Q3'02     Q2'03      Q2'03   9/30'03YTD 9/30'02YTD 9/30'02YTD
                                         ---------------------------------------------------------------------------------------
   1. Total Deposits                     $3,500,911 $3,333,300      5.0%$3,370,433        3.9%$3,392,758 $3,255,656        4.2%
   2.   Noninterest Demand                1,203,378  1,103,431      9.1% 1,130,608        6.4% 1,150,518  1,056,367        8.9%
   3.   Interest-Bearing                    531,174    532,909     -0.3%   559,459       -5.1%   524,309    529,046       -0.9%
           Transaction
   4.   Savings                           1,034,480  1,017,162      1.7%   977,704        5.8%   992,499    948,450        4.6%
   5.   Other Time >$100K                   394,282    342,606     15.1%   390,730        0.9%   377,930    380,424       -0.7%
   6.   Other Time < $100K                  337,597    337,192      0.1%   311,932        8.2%   347,502    341,369        1.8%
   7. Total Short-Term Borrowings           363,394    252,045     44.2%   382,677       -5.0%   364,850    244,898       49.0%
   8.   Fed Funds Purchased                 214,333     39,133    447.7%   228,499       -6.2%   206,128     58,558      252.0%
   9.   Other Short-Term Funds              149,061    212,912    -30.0%   154,178       -3.3%   158,722    186,340      -14.8%
   10.FHLB Debt                             124,086    166,505    -25.5%   170,000      -27.0%   154,695    128,153       20.7%
   11.Long-Term Debt                         21,262     24,607    -13.6%    21,393       -0.6%    21,695     24,964      -13.1%
   12.Shareholders' Equity                  326,529    306,685      6.5%   324,350        0.7%   322,003    299,553        7.5%

   13.Demand Deposits/Total                    34.4%      33.1%               33.5%                 33.9%      32.4%
         Deposits
   14.Low-Cost Deposits/Total                  79.1%      79.6%               79.2%                 78.6%      77.8%
         Deposits


WESTAMERICA BANCORPORATION               Public Information October 14, 2003
FINANCIAL HIGHLIGHTS
September 30, 2003

5. Interest Yields Earned & Rates Paid.

                                                                          (dollars in thousands)
                                                       Q3'03               Q2'03                 Q3'02                 2002
                                         ----------------------------------        ---------------------------------------------
                                           Average    Income/   Yield/    Yield/     Average    Income/    Yield/     Yield/
                                           Volume     Expense    Rate      Rate      Volume     Expense     Rate       Rate
                                         ---------------------------------------------------------------------------------------
   1. Interest Income Earned to:
   2.   Total Earning Assets (FTE)       $4,072,793    $60,552     5.92%      6.17%$3,828,919    $64,913       6.74%      6.80%
   3.   Total Loans (FTE)                 2,331,855     38,813     6.61%      6.86% 2,492,030     45,411       7.24%      7.30%
   4.     Commercial Loans (FTE)          1,483,562     26,868     7.40%      7.65% 1,644,250     30,957       7.56%      7.62%
   5.     Consumer Loans                    848,293     11,945     5.60%      5.92%   847,780     14,454       6.78%      6.88%
   6.   Total Investment Securities       1,740,938     21,739     5.00%      5.16% 1,336,889     19,502       5.81%      5.85%
           (FTE)
   7. Interest Expense Paid to:
   8.   Total Earning Assets              4,072,793      6,288     0.61%      0.74% 3,828,919      9,999       1.03%      1.04%
   9.   Total Interest-Bearing            2,806,275      6,288     0.89%      1.05% 2,673,026      9,999       1.48%      1.50%
          Liabilities
   10.  Total Interest-Bearing            2,297,533      3,984     0.69%      0.80% 2,229,869      7,093       1.26%      1.30%
              Deposits
   11.     Interest-Bearing                 531,174        145     0.10%      0.15%   532,909        395       0.29%      0.29%
              Transaction
   12.    Savings                         1,034,480      1,439     0.55%      0.64% 1,017,162      2,761       1.08%      1.09%
   13.    Other Time < $100K                394,282      1,191     1.56%      1.73%   342,606      2,009       2.36%      2.46%
   14.    Other Time >$100K                 337,597      1,209     1.21%      1.38%   337,192      1,928       2.23%      2.30%
   15.  Total Short-Term Borrowings         363,394        747     0.81%      1.00%   252,045        887       1.37%      1.41%
   16.    Fed Funds Purchased               214,333        554     1.01%      1.24%    39,133        172       1.75%      1.62%
   17.    Other Short-Term Funds            149,061        193     0.51%      0.64%   212,912        715       1.31%      1.33%
   18.  FHLB Debt                           124,086      1,172     3.72%      3.72%   166,505      1,576       3.72%      3.72%
   19.  Long-Term Debt                       21,262        385     7.24%      7.18%    24,607        443       7.18%      7.18%

   20. Net Interest Incom and                          $54,264     5.31%      5.43%              $54,914       5.71%      5.76%
         Margin (FTE)




6. Noninterest Income.

                                                                       (dollars in thousands)
                                                                Q3'03 /              Q3'03 /                        9/30'03YTD/
                                            Q3'03      Q3'02     Q3'02     Q2'03      Q2'03   9/30'03YTD 9/30'02YTD 9/30'02YTD
                                         ---------------------------------------------------------------------------------------
   1. Service Charges on Deposit             $6,735     $6,294      7.0%    $6,648        1.3%   $19,809    $18,262        8.5%
         Accounts
   2. Merchant Credit Card Income               993        971      2.3%       900       10.3%     2,755      2,839       -3.0%
   3. ATM Fees & Interchange                    644        686     -6.1%       601        7.2%     1,805      1,820       -0.8%
   4. Debit Card Fees                           556        470     18.3%       563       -1.2%     1,613      1,337       20.6%
   5. Financial Services Fees                   249        284    -12.3%       210       18.6%       666      1,048      -36.5%
   6. Mortgage Banking Income                   185        303    -38.9%       301      -38.5%       712        707        0.7%
   7. Trust Fees                                245        220     11.4%       277      -11.6%       760        774       -1.8%
   8. Other Income                            1,422      1,227     15.9%     1,259       12.9%     4,027      3,811        5.7%
                                         -----------------------        ------------          -----------------------
   9.     Sub-total                          11,029     10,455      5.5%    10,759        2.5%    32,147     30,598        5.1%
   10.Investment Securities Gains             2,150          0       n/m       277       n/m       2,443     (4,260)      n/m
           (Impairment)
   11.FHLB Advance Prepayment Fees           (2,166)         0       n/m         0       n/m      (2,166)         0       n/m
                                         -----------------------        ------------          -----------------------
   12.Total Noninterest Income              $11,013    $10,455      5.3%   $11,036       -0.2%   $32,424    $26,338       23.1%
                                         =======================        ============          =======================
   13.Operating Ratios:
   14.   Total Revenue (FTE)                $65,277    $65,369     -0.1%   $65,360       -0.1%  $195,074   $187,061        4.3%
   15.   Noninterest Income/                   16.9%      16.0%               16.9%                 16.6%      14.1%
            Revenue (FTE)
   16.   Service Charges/Deposits              0.76%      0.75%               0.79%                 0.78%      0.75%
            (annualized)
   17.   Total Revenue Per Share              $7.90      $7.71      2.5%     $7.95       -0.6%     $7.91      $7.41        6.8%
            (annualized)


WESTAMERICA BANCORPORATION               Public Information October 14, 2003
FINANCIAL HIGHLIGHTS
September 30, 2003

7. Noninterest Expense.


                                                                       (dollars in thousands)
                                                                Q3'03 /              Q3'03 /                        9/30'03YTD/
                                            Q3'03      Q3'02     Q3'02     Q2'03      Q2'03   9/30'03YTD 9/30'02YTD 9/30'02YTD
                                         ---------------------------------------------------------------------------------------
   1. Salaries & Benefits                   $13,495    $13,844     -2.5%   $13,598       -0.8%   $40,792    $41,987       -2.8%
   2. Occupancy                               3,076      3,074      0.1%     3,044        1.1%     9,116      8,903        2.4%
   3. Equipment                               1,319      1,479    -10.8%     1,381       -4.5%     4,074      4,339       -6.1%
   4. Data Processing                         1,520      1,529     -0.6%     1,518        0.1%     4,597      4,543        1.2%
   5. Courier                                   941        909      3.5%       926        1.6%     2,796      2,714        3.0%
   6. Postage                                   381        397     -4.0%       401       -5.0%     1,202      1,199        0.3%
   7. Telephone                                 519        428     21.3%       423       22.7%     1,368      1,258        8.7%
   8. Professional Fees                         529        501      5.6%       457       15.8%     1,400      1,316        6.4%
   9. Stationery & Supplies                     331        350     -5.4%       308        7.5%       957      1,069      -10.5%
   10.Loan Expense                              339        307     10.4%       380      -10.8%       995      1,000       -0.5%
   11.Merchant Card Expense                     317        373    -15.0%       316        0.3%       975      1,059       -7.9%
   12.Operational Losses                        237        210     12.9%       228        3.9%       638        632        0.9%
   13.Amortization of Core Deposit              165        301    -45.2%       165        0.0%       578        702      -17.7%
         Intangibles
   14.Other Operating                         2,365      2,262      4.6%     2,331        1.5%     7,058      6,846        3.1%
                                         -----------------------        ------------          -----------------------
   15.Total Noninterest Expense             $25,534    $25,964     -1.7%   $25,476        0.2%   $76,546    $77,567       -1.3%
                                         =======================        ============          =======================

   16.FTE Staff                               1,016      1,067     -4.8%     1,033       -1.6%     1,040      1,075       -3.3%
   17.Average Assets per FTE Staff           $4,304     $3,859     11.5%    $4,167        3.3%    $4,128     $3,709       11.3%
   18.Operating Ratios:
   19.  Revenue per FTE Staff                  $255       $243      4.9%      $254        0.4%      $251       $233        7.8%
          (annualized)
   20.  Noninterest Expense/Earning            2.49%      2.69%               2.55%                 2.56%      2.80%
          Assets (annualized)
   21.  Noninterest Expense/Revenues           39.1%      39.7%               39.0%                 39.2%      41.5%


WESTAMERICA BANCORPORATION               Public Information October 14, 2003
FINANCIAL HIGHLIGHTS
September 30, 2003

8. Loan Loss Provision.


                                                                       (dollars in thousands)
                                                                Q3'03 /              Q3'03 /                        9/30'03YTD/
                                            Q3'03      Q3'02     Q3'02     Q2'03      Q2'03   9/30'03YTD 9/30'02YTD 9/30'02YTD
                                         ---------------------------------------------------------------------------------------
   1. Loan Loss Provision                      $750       $900    -16.7%      $900      -16.7%    $2,550     $2,700       -5.6%
   2. Gross Loan Losses                       1,422      1,635    -13.0%     1,841      -22.8%     5,291      4,632       14.2%
   3. Net Loan Losses                           729        777     -6.2%       895      -18.5%     2,694      2,388       12.8%
   4. Recoveries/Gross Losses                    49%        52%                 51%                   49%        48%
   5. Average Total Loans                $2,331,855 $2,492,030     -6.4%$2,375,491       -1.8%$2,377,121 $2,470,522       -3.8%
   6. Net Loan Losses/Loans                    0.12%      0.12%               0.15%                 0.15%      0.13%
         (annualized)
   7. Loan Loss Provision/Loans                0.13%      0.14%               0.15%                 0.14%      0.15%
         (annualized)
   8. Loan Loss Provision/Net                 102.9%     115.8%              100.6%                 94.7%     113.1%
         Loan Losses





9. Credit Quality.


                                                                       (dollars in thousands)
                                                               9/30/03/             9/30/03/
                                           9/30/03    9/30/02   9/30/02   6/30/03    6/30/03    3/31/03   12/31/02   12/31/01
                                         ---------------------------------------------------------------------------------------
   1. Nonperforming Nonaccrual               $5,484     $5,827    -63.2%    $5,484      -60.9%    $6,402     $5,717     $5,058
         Loans
   2. Performing Nonaccrual Loans             2,145      3,845     42.6%     1,353      305.3%     2,471      3,464      3,055
                                         -----------------------        ------------          ----------------------------------
   3. Total Nonaccrual Loans                  7,629      9,672    -21.1%     6,837       11.6%     8,873      9,181      8,113
   4. Accruing Loans 90+ Days                   272        257      5.8%       386      -29.5%       320        738        550
         Past Due                        -----------------------        ------------          ----------------------------------

   5. Total Nonperforming Loans               7,901      9,929    -20.4%     7,223        9.4%     9,193      9,919      8,663
   6. Repossessed Collateral                    742        470     57.9%     1,888           n        88        381        523
   7. Total Nonperforming Loans &        -----------------------        ------------          ----------------------------------
   8.     Repossessed Collateral             $8,643    $10,399    -16.9%    $9,111       -5.1%    $9,281    $10,300     $9,186
                                         =======================        ============          ==================================

   9. Classified Loans                      $23,479    $33,743    -30.4%   $27,324      -14.1%   $32,505    $34,001    $22,284
                                         =======================        ============          ==================================

   10.Allowance for Loan Losses             $54,180    $54,447     -0.5%   $54,159        0.0%   $54,154    $54,227    $52,086
   11.Total Loans Outstanding             2,364,418  2,508,272     -5.7% 2,406,889       -1.8% 2,456,161  2,494,638  2,484,457
   12.Total Assets                        4,482,793  4,210,564      6.5% 4,564,692       -1.8% 4,386,455  4,224,867  3,927,967

   13.Allowance for Loan Losses/               2.29%      2.17%               2.25%                 2.20%      2.17%      2.10%
          Total Loans
   14.Nonperforming Loans/                     0.33%      0.40%               0.30%                 0.37%      0.40%      0.35%
        Total Loans
   15.Nonperforming Loans & Repossessed
   16.    Assets/Total Assets                  0.19%      0.25%               0.20%                 0.21%      0.24%      0.23%
   17.Allowance/Nonperforming Loans             686%       548%                750%                  589%       547%       601%
   18.Allowance for Loan Losses/                231%       161%                198%                  167%       159%       234%
          Classified Loans
   19.Classified Loans/(Equity +
   20.  Allowance for Loan Losses)              5.8%       8.7%                6.6%                  8.3%       8.6%       6.1%


WESTAMERICA BANCORPORATION               Public Information October 14, 2003
FINANCIAL HIGHLIGHTS
September 30, 2003


10.Capital.


                                                              (dollars in thousands, except per-share amounts)
                                                               9/30/03/             9/30/03/
                                           9/30/03    9/30/02   9/30/02   6/30/03    6/30/03    3/31/03   12/31/02   12/31/01
                                         ---------------------------------------------------------------------------------------
   1. Shareholders' Equity                 $350,922   $335,440      4.6%  $357,311       -1.8%  $336,946   $341,499   $314,359
   2. Tier I Regulatory Capital             312,308    293,154      6.5%   308,534        1.2%   294,297    300,159    283,438
   3. Total Regulatory Capital              350,380    332,176      5.5%   347,219        0.9%   333,545    339,115    324,230

   4. Total Assets                        4,482,793  4,210,564      6.5% 4,564,692       -1.8% 4,386,455  4,224,867  3,927,967
   5. Risk-Adjusted Assets                3,018,061  3,094,892     -2.5% 3,067,976       -1.6% 3,114,609  3,091,081  3,050,788

   6. Shareholders' Equity/                    7.83%      7.97%    -1.7%      7.83%       0.0%      7.68%      8.08%      8.00%
        Total Assets
   7. Shareholders' Equity/                   14.84%     13.37%    11.0%     14.85%      -0.0%     13.72%     13.69%     12.65%
        Total Loans
   8. Tier I Capital/Total Assets              6.97%      6.96%     0.1%      6.76%       3.1%      6.71%      7.10%      7.22%
   9. Tier I Capital/Risk-Adjusted            10.35%      9.47%     9.2%     10.06%       2.9%      9.45%      9.71%      9.29%
        Assets
   10.Total Capital/Risk-Adjusted             11.61%     10.73%     8.2%     11.32%       2.6%     10.71%     10.97%     10.63%
        Assets
   11.Shares Outstanding                     32,723     33,601     -2.6%    32,937       -0.7%    32,907     33,411     34,220
   12.Book Value Per Share ($)               $10.72      $9.98      7.4%    $10.85       -1.1%    $10.24     $10.22      $9.19
   13.Market Value Per Share ($)              44.48      40.28     10.4%     43.08        3.2%     39.49      40.18      39.57

   14.Share Repurchase Programs
                                                                       (shares in thousands)
                                                                Q3'03 /              Q3'03 /                        9/30'03YTD/
                                            Q3'03      Q3'02     Q3'02     Q2'03      Q2'03   9/30'03YTD 9/30'02YTD 9/30'02YTD
                                         ---------------------------------------------------------------------------------------
   15.Total Shares Repurchased/                 354        194     82.5%       118      200.0%     1,040      1,299      -19.9%
         Canceled
   16.  Average Repurchase Price             $44.43     $37.04     20.0%    $43.35        2.5%    $42.07     $41.36        1.7%
   17.Net Shares Repurchased/                   214        152     41.1%       (30)    -804.4%       688        619       11.1%
         (Issued)


WESTAMERICA BANCORPORATION               Public Information October 14, 2003
FINANCIAL HIGHLIGHTS
September 30, 2003

11.Period-End Balance Sheets.


                                                                   (dollars in thousands)
                                                               9/30/03/             9/30/03/
                                           9/30/03    9/30/02   9/30/02   6/30/03    6/30/03    3/31/03   12/31/02   12/31/01
                                         ---------------------------------------------------------------------------------------
   1. Assets:
   2.   Cash and Money Market Assets       $189,269   $175,666      7.7%  $202,193       -6.4%  $186,914   $223,210   $179,716

   3.   Investment Securities             1,245,944  1,003,833     24.1% 1,251,341       -0.4% 1,048,386    947,848    948,970
           Available For Sale
   4.   Investment Securities               569,996    399,735     42.6%   588,231       -3.1%   520,896    438,985    209,169
           Held to Maturity
   5.   Loans, gross                      2,364,418  2,508,272     -5.7% 2,406,889       -1.8% 2,456,161  2,494,638  2,484,457
   6.   Allowance For Loan Losses           (54,180)   (54,447)    -0.5%   (54,159)       0.0%   (54,154)   (54,227)   (52,086)
                                         -----------------------        ------------          ----------------------------------
   7.   Loans, net                        2,310,238  2,453,825     -5.9% 2,352,730       -1.8% 2,402,007  2,440,411  2,432,371
                                         -----------------------        ------------          ----------------------------------

   9.   Premises and Equipment               35,566     38,054     -6.5%    36,408       -2.3%    36,631     37,777     39,821
   10.  Core Deposit Intangible               3,602      4,481    -19.6%     3,800       -5.2%     3,931      4,180      2,683
           Assets
   11.  Goodwill                             18,996     18,996      0.0%    18,996        0.0%    18,996     18,996     16,329
   12.  Interest Receivable and             109,182    115,974     -5.9%   110,993       -1.6%   168,694    113,460     98,908
           Other Assets
                                         -----------------------        ------------          ----------------------------------
   13.Total Assets                       $4,482,793 $4,210,564      6.5%$4,564,692       -1.8%$4,386,455 $4,224,867 $3,927,967
                                         =======================        ============          ==================================
   14.Liabilities and Shareholders' Equity:
   15.  Deposits:
   16.    Noninterest Bearing            $1,213,577 $1,105,313      9.8%$1,184,847        2.4%$1,129,455 $1,146,828 $1,048,458
   17.    Interest-Bearing                  559,031    521,417      7.2%   554,568        0.8%   553,105    559,875    519,324
             Transaction
   18.    Savings                         1,039,406  1,008,847      3.0%   962,267        8.0%   980,291    952,319    863,523
   19.    Time                              724,115    650,325     11.3%   751,949       -3.7%   667,237    635,043    803,330
                                         -----------------------        ------------          ----------------------------------
   20.  Total Deposits                    3,536,129  3,285,902      7.6% 3,453,631        2.4% 3,330,088  3,294,065  3,234,635
                                         -----------------------        ------------          ----------------------------------

   21.  Short-Term Borrowed Funds           433,348    335,989     29.0%   393,287       10.2%   416,219    349,736    271,911
   22.  FHLB Debt                           105,000    170,000    -38.2%   170,000               170,000    170,000     40,000
   24.  Debt Financing and Notes              9,643     24,607    -60.8%    21,393      -54.9%    21,393     24,607     27,821
           Payable
   25.  Liability For Interest,              47,751     58,626    -18.5%   169,070      -71.8%   111,809     44,960     39,241
           Taxes and Other               -----------------------        ------------          ----------------------------------

   26.Total Liabilities                   4,131,871  3,875,124      6.6% 4,207,381       -1.8% 4,049,509  3,883,368  3,613,608
                                         -----------------------        ------------          ----------------------------------
   27.Shareholders' Equity:
   28.  Paid-In Capital                    $220,527   $222,494     -0.9%  $219,060        0.7%  $215,291   $217,198   $209,074
   29.  Unrealized Gain on
           Investment
   30.   Securities Available                16,004     19,798    -19.2%    26,001      -38.4%    20,710     19,152     11,900
            For Sale
   31.  Retained Earnings                   114,391     93,148     22.8%   112,250        1.9%   100,945    105,149     93,385
                                         -----------------------        ------------          ----------------------------------
   32.Total Shareholders' Equity            350,922    335,440      4.6%   357,311       -1.8%   336,946    341,499    314,359
                                         -----------------------        ------------          ----------------------------------
   33.Total Liabilities and              $4,482,793 $4,210,564      6.5%$4,564,692       -1.8%$4,386,455 $4,224,867 $3,927,967
         Shareholders' Equity            =======================        ============          ==================================



WESTAMERICA BANCORPORATION               Public Information October 14, 2003
FINANCIAL HIGHLIGHTS
September 30, 2003


12.Income Statements.


                                                    (dollars in thousands, except per-share amounts)
                                                                Q3'03 /              Q3'03 /                        9/30'03YTD/
                                            Q3'03      Q3'02     Q3'02     Q2'03      Q2'03   9/30'03YTD 9/30'02YTD 9/30'02YTD
                                         ---------------------------------------------------------------------------------------
   1. Interest and Fee Income:
   2.   Loans                               $37,491    $44,145    -15.1%   $39,419       -4.9%  $117,324   $132,023      -11.1%
   3.   Money Market Assets and                   2          6    -66.7%         2        0.0%         6         10      -40.0%
          Funds Sold
   4.   Investment Securities                12,215     11,844      3.1%    12,108        0.9%    35,796     36,031       -0.7%
           Available For Sale
   5.   Investment Securities                 5,251      4,561     15.1%     5,070        3.6%    15,556     10,517       47.9%
           Held to Maturity              -----------------------        ------------          -----------------------

   6. Total Interest Income                  54,959     60,556     -9.2%    56,599       -2.9%   168,682    178,581       -5.5%
                                         -----------------------        ------------          -----------------------
   7. Interest Expense:
   8.   Transaction Deposits                    145        395    -63.3%       211      -31.3%       598      1,215      -50.8%
   9.   Savings Deposits                      1,439      2,761    -47.9%     1,562       -7.9%     4,710      8,320      -43.4%
   10.  Time Deposits                         2,400      3,937    -39.0%     2,697      -11.0%     8,054     13,345      -39.6%
   11.  Short-Term Borrowed Funds               747        887    -15.8%       962      -22.3%     2,559      2,808       -8.9%
   12.  Federal Home Loan Bank                1,172      1,576    -25.6%     1,592      -26.4%     4,339      3,615       20.0%
           Advances
   13.  Debt Financing and Notes                385        443    -13.1%       385        0.0%     1,173      1,345      -12.8%
           Payable
                                         -----------------------        ------------          -----------------------
   14.Total Interest Expense                  6,288      9,999    -37.1%     7,409      -15.1%    21,433     30,648      -30.1%
                                         -----------------------        ------------          -----------------------

   15.Net Interest Income                    48,671     50,557     -3.7%    49,190       -1.1%   147,249    147,933       -0.5%
                                         -----------------------        ------------          -----------------------

   16.Provision for Loan Losses                 750        900    -16.7%       900      -16.7%     2,550      2,700       -5.6%
                                         -----------------------        ------------          -----------------------
   17.Noninterest Income:
   18.  Service Charges on Deposit            6,735      6,294      7.0%     6,648        1.3%    19,809     18,262        8.5%
           Accounts
   19.  Merchant Credit Card                    993        971      2.3%       900       10.3%     2,755      2,839       -3.0%
   20.  Financial Services                      249        284    -12.3%       210       18.6%       666      1,048      -36.5%
           Commissions
   21.  Mortgage Banking                        185        303    -38.9%       301      -38.5%       712        707        0.7%
   22.  Trust Fees                              245        220     11.4%       277      -11.6%       760        774       -1.8%
   23.  Securities Gains                      2,150          0                 277        n/m      2,443     (4,260)    -157.3%
           (Impairment)
   24.  FHLB Advance Prepayment              (2,166)         0                   0        n/m     (2,166)         0            n/m
           Fees
   25.  Other                                 2,622      2,383     10.0%     2,423        8.2%     7,445      6,968        6.8%
                                         -----------------------        ------------          -----------------------
   26.Total Noninterest Income               11,013     10,455      5.3%    11,036       -0.2%    32,424     26,338       23.1%
                                         -----------------------        ------------          -----------------------
   27.Noninterest Expense:
   28.  Salaries and Related                 13,495     13,844     -2.5%    13,598       -0.8%    40,792     41,987       -2.8%
           Benefits
   29.  Occupancy                             3,076      3,074      0.1%     3,044        1.1%     9,116      8,903        2.4%
   30.  Equipment                             1,319      1,479    -10.8%     1,381       -4.5%     4,074      4,339       -6.1%
   31.  Data Processing                       1,520      1,529     -0.6%     1,518        0.1%     4,597      4,543        1.2%
   32.  Professional Fees                       529        501      5.6%       457       15.8%     1,400      1,316        6.4%
   33.  Other                                 5,595      5,537      1.0%     5,478        2.1%    16,567     16,479        0.5%
                                         -----------------------        ------------          -----------------------
   34.Total Noninterest Expense              25,534     25,964     -1.7%    25,476        0.2%    76,546     77,567       -1.3%
                                         -----------------------        ------------          -----------------------

   35.Income Before Income Taxes             33,400     34,148     -2.2%    33,850       -1.3%   100,577     94,004        7.0%
   36.Provision for income taxes              9,327     11,271    -17.2%    10,179       -8.4%    29,822     30,121       -1.0%
                                         -----------------------        ------------          -----------------------
   37.Net Income                            $24,073    $22,877      5.2%   $23,671        1.7%   $70,755    $63,883       10.8%
                                         =======================        ============          =======================
                                               $529       $501      5.6%      $457       15.8%    $1,400     $1,316         $0

   38.Average Shares Outstanding             32,770     33,621     -2.5%    32,959       -0.6%    32,959     33,751       -2.3%
   39.Diluted Average Shares                 33,273     34,118     -2.5%    33,442       -0.5%    33,442     34,309       -2.5%
         Outstanding
   40.Per Share Data:
   41.  Basic Earnings                        $0.73      $0.68      8.0%     $0.72        1.4%     $2.15      $1.89       13.4%
   42.  Diluted Earnings                       0.72       0.67      7.9%      0.71        1.4%      2.12       1.86       13.6%
   43.  Dividends Paid                         0.26       0.22     18.2%      0.24        8.3%      0.74       0.66       12.1%

